Exhibit 10.23

                              AMENDMENT AND NOTICE

     AMENDMENT AND NOTICE, dated January 13, 2003 (this "Agreement"), is by and among Direct Insite Corp., a Delaware corporation having an address at 80 Orville Drive, Bohemia, New York 11716 (the "Company"), Metropolitan Venture Partners II, L.P., a Delaware limited partnership having an address at 257 Park Avenue South, 15th Floor, New York, New York 10010 ("MetVP") and Tall Oaks Group L.L.C., a New Jersey limited liability company having an address at 40 Beekman Terrace, Summit, New Jersey 07901 ("Tall Oaks").

     WHEREAS, the Company and MetVP entered into that certain Stock Purchase and Registration Rights Agreement, dated as of December 24, 2002 (the "December 2002 Agreement"), and that certain Stock Purchase and Registration Rights Agreement, dated as of September 25, 2002 (the "September 2002 Agreement" and, together with the December 2002 Agreement, the "Stock Purchase Agreements"), pursuant to which MetVP purchased an aggregate of 116,823 shares of the Company's Series A Convertible Preferred Stock, par value $0.0001 per share (the "Preferred Stock"); and

     WHEREAS, pursuant to Section 5.2 of each respective Stock Purchase Agreement, under certain circumstances specified therein, MetVP was granted a right of first refusal to provide funds to the Company in the event the Company desired to incur indebtedness other than Senior Indebtedness (as defined therein); and

     WHEREAS, the Company and MetVP desire to amend Section 5.2 of each Stock Purchase Agreement to provide that in the event the right of first refusal provided therein shall be exercised by MetVP, MetVP shall have the right, but not the obligation, to assign the obligation to provide funds to the Company to any of MetVP's direct Affiliates (as defined in the Stock Purchase Agreements) (the "MetVP Affiliates"); and

     WHEREAS, the Company has provided MetVP with notice that it desires to incur indebtedness (other than Senior Indebtedness) in the amount of $500,000 (the "Indebtedness"); and

     WHEREAS, MetVP has elected to exercise the right of first refusal in respect of the Indebtedness and pursuant to the amendment being made in this Agreement to Section 5.2 of the Stock Purchase Agreements (as set forth below), MetVP has elected to assign its obligation to provide funds to the Company in respect of the Indebtedness to Tall Oaks, a MetVP Affiliate, which Indebtedness is to be evidenced by a promissory note substantially in the form of Exhibit A attached hereto (the "Note").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. Amendment to Stock Purchase Agreements. Section 5.2 of the September 2002 Agreement and the December 2002 Agreement are each hereby amended and restated in their entirety by the language set forth on Exhibit B hereto.

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     2.  Assignment  of Funding  Obligations  to Tall Oaks.  By  executing  this
Agreement, MetVP hereby notifies the Company that pursuant to Section 5.2 of the Stock Purchase Agreements (as amended by Section 1 above), MetVP hereby elects to exercise the right of first refusal in respect of the Indebtedness pursuant to clause (b)(ii) of Section 5.2 of the Stock Purchase Agreements (as amended by Section 1 above) and assigns its obligation to provide funds in respect of the Indebtedness to Tall Oaks and Tall Oaks hereby accepts such assignment of the obligation to provide said funds to the Company.

     3. Consent of the Company. The Company hereby expressly consents to the assignment being made by MetVP pursuant to Section 2 above and acknowledges and agrees that the obligation of MetVP to provide a Funding Notice pursuant to
Section 5.2 of the Stock Purchase Agreements has been timely fulfilled by this Agreement, in all respects.

     4. Representations and Warranties.

(a) The Company hereby represents and warrants to MetVP and Tall Oaks as follows:

     (i) the Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware;

     (ii) the Company has full power and authority to execute, deliver and perform its obligations under this Agreement;

     (iii) the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company;

     (iv) this Agreement constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors; and

     (v) the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company do not and will not, with or without the giving of notice or the passage of time or both, when duly executed and delivered by MetVP, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under any organizational instrument of the Company or any order, judgment, decree, statute, regulation, contract, agreement or any other restriction of any kind or description to which the Company is a party or by which the Company is or may be bound.

     (b) MetVP hereby represents and warrants to the Company as follows:

     (i) MetVP is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware;


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     (ii) MetVP has full power and authority to execute, deliver and perform its obligations under this Agreement; and

     (iii) the execution, delivery and performance by MetVP of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary partnership action on the part of MetVP.

     (c) Tall Oaks hereby represents and warrants to the Company as follows:

     (i) Tall Oaks is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New Jersey;

     (ii) Tall Oaks has full power and authority to execute, deliver and perform its obligations under this Agreement; and

     (iii) the execution, delivery and performance by Tall Oaks of this Agreement and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary limited liability company action on the part of Tall Oaks.

     (iv)  Tall  Oaks   represents   and  warrants  that  it  is  aware  of  the
confidentiality restrictions set forth in Section 5.6 of the December 2002 Agreement, a copy of which is annexed hereto as Exhibit C, and agrees to comply with the provisions set forth therein, to the extent applicable.

     5. Entire Agreement; Amendments. This Agreement and the Stock Purchase Agreements, as modified and amended by the terms of this Agreement, constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all other prior agreements and understandings with respect thereto, whether written or oral. This Agreement may not be modified or amended except as provided in the December 2002 Purchase Agreement. All terms of the Stock Purchase Agreements, except as modified hereby, remain in full force and effect and shall apply to the terms hereof.

     6. Execution in Counterparts. This Agreement may be executed in two or more counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute one and the same Agreement.

     7. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns whether so expressed or not.

     8. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

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     9.  Governing  Law.  This  Agreement  shall be  construed  and  enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                            [SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                        DIRECT INSITE CORP.

                                        By: /s/ George Aronson
                                            -------------------------
                                            Name: George Aronson
                                            Title:  CFO

                                        METROPOLITAN VENTURE PARTNERS II, L.P.

                                        By: METROPOLITAN VENTURE PARTNERS
                                        (Advisors), L.P., as general partner

                                        By: METROPOLITAN VENTURE PARTNERS
                                        CORP., as general partner

                                        By: /s/ Michael Levin
                                            -------------------------
                                            Michael Levin
                                            Vice President of Finance



                                        TALL OAKS GROUP L.L.C.

                                        By: /s/ Lawrence D. Hite
                                            -------------------------
                                            Name: Lawrence D. Hite
                                            Title: Manager



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                                   EXHIBIT A

                                PROMISSORY NOTE

                                 See attached.

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                                   EXHIBIT B

                                  SECTION 5.2

     5.2 Incurrence of Indebtedness; Right of First Refusal.

     (a) If, at any time when the Purchaser owns the Threshold Percentage and at least 25% of the Preferred Stock outstanding immediately following the Closing, the Company desires to incur any indebtedness (other than Senior Indebtedness), the Company shall deliver a written notice to the Purchaser of the Company's good faith desire to incur such indebtedness, specifying the amount of indebtedness the Company desires to incur and a detailed explanation for the reason it desires to incur such indebtedness (the "Offer Notice"). The Offer Notice shall set forth the principal amount of the desired indebtedness, the term, the facilities for payment, schedule of payments, interest rate, and any other material terms and conditions of the desired indebtedness.

     (b) As promptly as practicable but in no event later than 15 calendar days after receipt of an Offer Notice (the "Offer Period"), the Purchaser shall have the right, but not the obligation, to elect to (i) provide the Company with all the financing so desired, (ii) assign its obligation to provide the Company with all the financing so desired to one or more of the Company's direct Affiliates or (iii) provide the Company with less than all of the financing so desired and assign its obligation to provide the Company with any remaining portion of the financing so desired and not provided by the Company to one or more of the Company's direct Affiliates, and whether in the case of clause (i), (ii) or
(iii) above, in accordance with such Offer Notice. If the Purchaser makes an election pursuant to this clause (b), the Purchaser shall give written notice to the Company, prior to the expiration of the Offer Period, of the Purchaser's election and indicate whether the Purchaser has made such election in accordance with clause (i), (ii) or (iii) of this clause (b) (a "Funding Notice"). In the event such election is made in accordance with clause (ii) or (iii) of this clause (b), the Funding Notice shall state the name or names of the direct Affiliates to whom the Purchaser has assigned its obligation hereunder (the "Specified Affiliates").

     (c) Any financing to be provided by the Purchaser and/or any of its direct Affiliate(s) pursuant to this Section 5.2 shall close within fifteen (15) calendar days after the date of the applicable Funding Notice. The Company and the Purchaser and/or the Specified Affiliate(s) shall enter into an agreement to effect such transaction on the terms and conditions set forth in the Offer Notice and with such representations, warranties, covenants, conditions and indemnities as are customary under the circumstances and otherwise commercially reasonable.

     (d) In the event the Purchaser declines (by written notice declining the offer pursuant to the Offer Notice) or shall fail to provide a Funding Notice prior to the expiration of the Offer Period (the "Date of Rejection"), then the Company shall have the right to engage in a transaction pursuant to the terms set forth in the Offer Notice at any time within 45 days after the Date of Rejection (the "Sale Period") upon terms and conditions no more favorable to such party than those specified in the Offer Notice.

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     (e) For the  purposes of this Section 5.2,  "terms and  conditions  no more favorable" shall mean that the price, facilities for payment, schedule of payments, interest rates, indemnification provisions and any other material terms and conditions of the agreement pursuant to which such financing is obtained by the Company shall not, in the aggregate, be economically more favorable to such Person than the terms and conditions offered to the Purchaser.

     (f) If such financing is not obtained by the Company within the Sale Period, any proposed incurrence of indebtedness (other than Senior Indebtedness) shall again be subject to the notice requirements and rights of first refusal set forth in this Section 5.2.

     (g) For purposes of this Section 5.2 only, the term "the Company" shall be deemed to include the Company and any of its subsidiaries.

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                                   EXHIBIT C

                                  SECTION 5.6

        5.6 Confidentiality. The Purchaser covenants and agrees to keep confidential any and all material non-public information which it has heretofore obtained or shall hereafter obtain, directly or indirectly, from the Company pursuant to this Agreement or otherwise, and agrees not to use the same except for the purpose of this Agreement or to disclose the same to any party except as provided below, without the Company's prior written consent; provided that the terms of this Section 5.6 shall not extend to any such information that:

          (a)  is already publicly known;

          (a) has become publicly known without any fault of the Purchaser or anyone to whom the Purchaser has made disclosure in compliance with the terms of this Section 5.6; or

          (b) is required to be disclosed to any governmental authorities or courts of law as a result of operation of law, regulation, or court order; provided, however, that the Purchaser shall have first given prompt written notice of such requirement to the Company (if permissible) and cooperates with the Company to restrict such disclosure and/or obtain confidential treatment thereof.

The foregoing notwithstanding, the Purchaser may disclose such information to each of its directors, officers, employees, partners (including its limited partners), members, managers and representatives, which representatives have a need to know such information; provided that the Purchaser informs such persons of the restrictions set forth in this Section 5.6 with respect to such information and such persons agree to comply with the provisions of this Section
5.6. The Purchaser further agrees to give prompt notice to the Company of any disclosure made by the Purchaser or any of its directors, officers, employees, partners (including limited partners), members, managers or representatives in breach of this Section 5.6, to the extent the Purchaser has knowledge of such disclosure; provided that the Purchaser shall have no liability for losses incurred by the Company or any of its directors, officers, employees, stockholders or representatives solely as the result of the Company's failure, following its actual receipt of notice from the Purchaser of disclosure of information in breach of this Agreement, to make prompt public disclosure of the information so disclosed. For purposes of this Section 5.6, the knowledge of the Purchaser shall mean the actual knowledge of Peter B. Yunich or any successors to him as Managing Partner of the Purchaser.

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